SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 3, 2011

RUDDICK CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina (State of Incorporation)	1-6905 (Commission File Number)	56-0905940 (IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina 28202
(Address of principal executive offices, including zip code)

(704) 372-5404
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 3, 2011, Ruddick Corporation (the "Registrant") issued a press release announcing its operating results for its first fiscal quarter ended January 2, 2011, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Ruddick Corporation
Consolidated Condensed Statements of Operations
(in thousands, except per share data)
(unaudited)
	13 Weeks Ended
	January 2,	December 27,
	2011	2009
Net Sales:
Harris Teeter	$1,032,281	$972,315
American & Efird	73,190	68,197
Total	1,105,471	1,040,512

Cost of Sales:
Harris Teeter	725,858	681,794
American & Efird	55,613	52,174
Total	781,471	733,968

Gross Profit:
Harris Teeter	306,423	290,521
American & Efird	17,577	16,023
Total	324,000	306,544

Selling, General and Administrative Expenses:
Harris Teeter	261,524	248,242
American & Efird	12,034	12,073
Corporate	2,719	2,802
Total	276,277	263,117

Operating Profit (Loss):
Harris Teeter	44,899	42,279
American & Efird	5,543	3,950
Corporate	(2,719)	(2,802)
Total	47,723	43,427

Other Expense (Income):
Interest expense	4,569	5,033
Interest income	(33)	(17)
Investment gain	(19,506)	(1)
Total	(14,970)	5,015

Earnings Before Taxes	62,693	38,412
Income Tax Expense	24,325	14,395
Net Earnings	38,368	24,017
Less: Net Earnings Attributable to the Noncontrolling Interest	235	286

Net Earnings Attributable to Ruddick Corporation	$38,133	$23,731

Earnings Per Share Attributable to Ruddick Corporation:
Basic	$0.79	$0.49
Diluted	$0.78	$0.49

Weighted Average Number of Shares of Common Stock Outstanding:
Basic	48,411	48,094
Diluted	48,792	48,495

Dividends Declared Per Common Share	$0.13	$0.12

Ruddick Corporation
Consolidated Condensed Balance Sheets
(in thousands)
(unaudited)

	January 2,	October 3,	December 27,
	2011	2010	2009
Assets
Current Assets:
Cash and Cash Equivalents	$49,688	$73,612	$39,727
Accounts Receivable, Net	90,810	99,407	84,177
Refundable Income Taxes	-	16,767	1,136
Inventories	331,187	320,506	312,412
Deferred Income Taxes	417	2,236	7,201
Prepaid Expenses and Other Current Assets	32,677	32,443	27,231
Total Current Assets	504,779	544,971	471,884

Property, Net	1,069,212	1,067,807	1,072,146
Investments	171,987	174,733	162,626
Deferred Income Taxes	984	977	26,480
Goodwill	515	515	515
Intangible Assets	20,978	21,434	23,147
Other Long-Term Assets	83,963	79,449	78,353

Total Assets	$1,852,418	$1,889,886	$1,835,151

Liabilities and Equity

Current Liabilities:
Notes Payable	$6,988	$6,785	$7,148
Current Portion of Long-Term Debt and Capital Lease Obligations	11,646	12,035	9,499
Accounts Payable	218,741	228,748	196,658
Dividends Payable	-	-	5,850
Federal and State Income Taxes	842	-	-
Deferred Income Taxes	1,061	159	33
Accrued Compensation	35,898	64,102	36,202
Other Current Liabilities	88,233	90,218	87,474
Total Current Liabilities	363,409	402,047	342,864

Long-Term Debt and Capital Lease Obligations	286,711	296,131	383,227
Deferred Income Taxes	1,226	1,721	596
Pension Liabilities	159,385	185,445	171,661
Other Long-Term Liabilities	112,976	105,619	100,089

Equity:
Common Stock	97,476	98,285	90,534
Retained Earnings	950,588	918,843	848,117
Accumulated Other Comprehensive Loss	(124,861)	(124,679)	(108,591)
Total Equity of Ruddick Corporation	923,203	892,449	830,060
Noncontrolling Interest	5,508	6,474	6,654
Total Equity	928,711	898,923	836,714

Total Liabilities and Equity	$1,852,418	$1,889,886	$1,835,151

Ruddick Corporation
Consolidated Condensed Statements of Cash Flows
(in thousands)
(unaudited)
	13 Weeks Ended
	January 2, 2011	December 27, 2009
Cash Flow From Operating Activities:
Net Income	$38,133	$23,731
Non-Cash Items Included in Net Income
Depreciation and Amortization	34,571	33,104
Deferred Income Taxes	1,196	3,479
Net (Gain) Loss on Sale of Property and Investments	(20,172)	148
Share-Based Compensation	1,878	1,292
Other, Net	(3,130)	(1,688)
Changes in Operating Accounts Providing (Utilizing) Cash
Accounts Receivable	9,137	(3,553)
Inventories	(12,014)	(2,149)
Prepaid Expenses and Other Current Assets	(1,021)	2,413
Accounts Payable	(10,881)	(31,641)
Other Current Liabilities	(10,884)	(20,000)
Other Long-Term Operating Accounts	(26,177)	4,732
Dividends Received	-	100
Net Cash Provided by Operating Activities	636	9,968

Investing Activities:
Capital Expenditures	(32,945)	(25,312)
Purchase of Other Investments	(8,570)	(7,467)
Proceeds from Sale of Property and Investments	48,086	519
Return of Partnership Investments	-	3,037
Investments in COLI, Net of Proceeds from Death Benefits	(1,057)	(26)
Other, Net	(461)	722
Net Cash Provided by (Used in) Investing Activities	5,053	(28,527)

Financing Activities:
Net Proceeds from Short-Term Borrowings	945	173
Net Proceeds from Revolver Borrowings	-	28,100
Payments on Long-Term Debt and Capital Lease Obligations	(21,478)	(837)
Dividends Paid	(6,388)	(5,825)
Proceeds from Stock Issued	361	691
Share-Based Compensation Tax Benefits	895	115
Shares Effectively Purchased and Retired for Withholding Taxes	(2,485)	(1,366)
Other, Net	(1,404)	(69)
Net Cash (Used in) Provided by Financing Activities	(29,554)	20,982

(Decrease) Increase in Cash and Cash Equivalents	(23,865)	2,423
Effect of Foreign Currency Fluctuations on Cash	(59)	(6)
Cash and Cash Equivalents at Beginning of Period	73,612	37,310

Cash and Cash Equivalents at End of Period	$49,688	$39,727

Supplemental Disclosures of Cash Flow Information:
Cash Paid During the Period for:
Interest	$4,766	$4,542
Income Taxes	1,106	2,716
Non-Cash Activity:
Assets Acquired Under Capital Leases	11,685	-
Note Received in Connection with Sale of Investments	2,855	-

Ruddick Corporation
Other Statistics
January 2, 2011
(dollars in millions)

	Harris Teeter	American & Efird	Corporate	Consolidated Ruddick Corporation

Depreciation and Amortization:
1st Quarter	$31.3	$3.0	$0.3	$34.6

Capital Expenditures:
1st Quarter	$31.9	$1.0	$-	$32.9

Purchase of Other Investment Assets:
1st Quarter	$8.6	$-	$-	$8.6

Harris Teeter Store Count:				Quarter

Beginning number of stores				199
Opened during the period				2
Closed during the period				-
Stores in operation at end of period				201

				Quarter

Harris Teeter Comparable Store Sales				2.21%

Definition of Comparable Store Sales:
Comparable store sales are computed using corresponding calendar weeks to account for the occasional extra week included in a fiscal year. A new store must be in operation for 14 months before it enters into the calculation of comparable store sales. A closed store is removed from the calculation in the month in which its closure is announced. A new store opening within an approximate two-mile radius of an existing store that is to be closed upon the new store opening is included as a replacement store in the comparable store sales measure as if it were the same store. Sales increases resulting from existing comparable stores that are expanded in size are included in the calculations of comparable store sales, if the store remains open during the construction period.

(d) Exhibits.

The following exhibit is furnished herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release disseminated on February 3, 2011 by the Registrant announcing its financial results for its first fiscal quarter ended January 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDDICK CORPORATION
By:	/s/ John B. Woodlief
John B. Woodlief
Vice President - Finance and Chief Financial Officer

Dated: February 3, 2011

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release disseminated on February 3, 2011 by the Registrant announcing its financial results for its first fiscal quarter ended January 2, 2011.